Vanguard International Equity Index Funds

Supplement to the Statement of Additional Information Dated February 28, 2013 (revised August 27, 2013)

Statement of Additional Information Text Changes

The table on page B-51 under “Transaction Fee on Purchases of Creation Units” is replaced with the following:

		Maximum Additional
	Transaction Fees	Variable Charge for
Vanguard ETF	on Purchases	Cash Purchases[1]
FTSE Europe ETF	$ 5,000	2.00%
FTSE Pacific ETF	5,000	2.00
FTSE Emerging Markets ETF	9,300	2.00
FTSE All-World ex-US ETF	15,000	2.00
Total World Stock ETF	10,000	2.00
FTSE All-World ex-US Small-Cap ETF	28,000	2.00
Global ex-U.S. Real Estate ETF	9,000	2.00

1 As a percentage of the cash-in-lieu amount invested.

The table on page B-52 under “Transaction Fee on Redemptions of Creation Units” is replaced with the following:

		Maximum Additional
	Transaction Fees	Variable Charge for
Vanguard ETF	on Redemptions	Cash Redemptions[1]
FTSE Europe ETF	$ 5,000	2.00%
FTSE Pacific ETF	5,000	2.00
FTSE Emerging Markets ETF	9,300	2.00
FTSE All-World ex-US ETF	15,000	2.00
Total World Stock ETF	10,000	2.00
FTSE All-World ex-US Small-Cap ETF	28,000	2.00
Global ex-U.S. Real Estate ETF	9,000	2.00

1 As a percentage of the cash-in-lieu amount redeemed.

On page B-49, the first paragraph under “Procedures For Purchasing Creation Units” is replaced with the following:

To initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. Each Fund generally will accept orders prior to Closing Time, except that (1) each Fund reserves the absolute right to reject a purchase order (see discussion below under the heading “Rejection of Purchase Orders”) and (2) Vanguard FTSE Emerging Markets ETF has established an early cut-off time for purchase orders transmitted via certain modes of communication (i.e., portal, fax, e-mail, and telephone). The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

On page B-49, the fourth paragraph under “Procedures For Purchasing Creation Units” is replaced with the following:

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, or an earlier cut-off time in the case of an ETF Fund that has established such a time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or e-mail systems were not operating properly).

On page B-50, the sixth paragraph under “Procedures For Purchasing Creation Units” is replaced with the following:

An order to purchase Creation Units is deemed received on the Transmittal Date if (1) such order is received by the Distributor prior to Closing Time, or an earlier cut-off time in the case of an ETF Fund that has established such a time, on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

On page B-51, the second paragraph under “Redemption of ETF Shares in Creation Units” is replaced with the following:

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a Business Day in good order will receive the NAV next determined after the request is made. Note that Vanguard FTSE Emerging Markets ETF has established an early cut-off time for redemption requests transmitted via certain modes of communication (i.e., portal, fax, e-mail, and telephone).

On page B-51, the sixth paragraph under “Redemption of ETF Shares in Creation Units” is replaced with the following:

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, or an earlier cut-off time in the case of an ETF Fund that has established such a time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or e-mail systems were not operating properly).

On page B-52, the first and second paragraphs under “Placement of Redemption Orders” are replaced with the following:

Requests to redeem Creation Units must be submitted to the Distributor by or through an Authorized Participant on a Business Day prior to Closing Time. The following special rules apply to Vanguard FTSE Emerging Markets ETF: (1) requests to redeem Creation Units transmitted by U.S. mail or overnight delivery service will be accepted if received by Vanguard prior to Closing Time; (2) requests transmitted by portal, fax, e-mail, or telephone will be accepted if received by Vanguard before 12 p.m., Eastern time, and thereafter only at the discretion of Vanguard; and (3) once the Distributor rejects any redemption request transmitted by portal, fax, e-mail, or telephone after 12 p.m., Eastern time, the Distributor would thereafter reject all redemption requests for the remainder of the day.

An order to redeem a Creation Unit is deemed received on the Transmittal Date if (1) such order is received by the Distributor no later than Closing Time on such Transmittal Date or, in the case of Vanguard FTSE Emerging Markets ETF, such earlier cut-off time as described in the preceding paragraph and (2) all other procedures set forth in the Participant Agreement are properly followed. If a redemption order in proper form is deemed received on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Fund on such Transmittal Date.

© 2013 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.
Vanguard Marketing Corporation, Distributor

SAI 072A 102013